                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)          April 8, 2005
                                                --------------------------------

                         APPLEBEE'S INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                      000-17962                43-1461763
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(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)

4551 W. 107th Street, Overland Park, Kansas                        66207
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  (Address of Principal Executive Offices)                       (Zip Code)

                                 (913) 967-4000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|  | Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

|  | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

|  | Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

|  | Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On April 8, 2005, Gourmet Systems, Inc., a wholly-owned subsidiary of
Applebee's International, Inc., a Delaware corporation (the "Company") executed an Asset Purchase Agreement (the "Asset Purchase Agreement") with The Ozark
Apples, Inc., an existing Applebee's franchisee ("Ozark Apples"), and its shareholders to acquire twelve Applebee's Neighborhood Grill & Bar restaurants, one of which is currently under development and expected to open in June. The purchase price for the assets is $39,500,000 in cash at closing, subject to adjustment pursuant to agreed upon prorations and adjustments. In connection with the Asset Purchase Agreement, the Company made a $250,000 earnest money deposit for the benefit of Ozark Apples. The transaction is subject to customary closing conditions, including obtaining operating licenses and other third party consents.

     On April 12, 2005, the Company intends to issue a press release with regard to the Asset Purchase Agreement. The press release is attached hereto as Exhibit
99.1.

Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits

     99.1 Press release of Applebee's International, Inc., dated April 12, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: April 11, 2005

                                       APPLEBEE'S INTERNATIONAL, INC.

                                       By:      /s/ Steven K. Lumpkin
                                           -------------------------------------
                                            Steven K. Lumpkin
                                            Executive Vice President and
                                            Chief Financial Officer

                                  Exhibit Index

Exhibit
Number     Description

99.1       Press release of Applebee's International, Inc., dated April 12, 2005